UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2007

BEICANG IRON & STEEL, INC.

(Exact name of registrant as specified in Charter)

Nevada	0-13628	13-3183646
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8/F Beicang Building, 76 Jianshe North Road, Taiyuan City,
Shanxi Province, People’s Republic of China 030013

(Address of Principal Executive Offices)

0086-351-4656727

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Beicang Iron & Steel, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 Change in Registrant’s Certifying Accountant

Effective May 5, 2007, Schwartz Levitsky Feldman LLP, Chartered Accountants (“SLF”) was dismissed as Beicang Iron & Steel, Inc.’s (the “Registrant”) certifying independent accountant engaged to audit the Registrant’s financial statements for the fiscal year ended December 31, 2006. During the course of the audit, SLF requested additional audit documentation and /or information, which management could not provide in a timely manner to allow SLF to complete the audit of the Registrant for the year ended December 31, 2006 in a time frame that was acceptable to the Registrant. Prior to their dismissal, there were no disagreements with SLF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLF would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Registrant requested SLF to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant. A copy of the letter by SLF is attached as Exhibit 16.1 to this Form 8-K.

Effective on May 5, 2007, Yu & Associates CPA Corporation (“Yu & Associates”), whose address is 10410 Lower Azusa Road, Suite 202, El Monte, California 91731, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements for our fiscal year ending December 31, 2006, and include such report as part of the Registrant’s annual report on Form 10-KSB for the fiscal year ending December 31, 2006.

Prior to engaging Yu & Associates, the Registrant had not consulted Yu & Associates regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with Yu & Associates regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of SLF as the Registrant’s certifying independent accountant and the engagement of Yu & Associates as its new certifying independent accountant were both approved by the Registrant's Board of Directors.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Schwartz Levitsky Feldman LLP dated May 8, 2007.

[Signatures Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2007	Beicang Iron & Steel, Inc. (Registrant)

	By:	/s/ Beicang Hou

Beicang Hou Chief Executive Officer